Net Income Per Common Share	12 Months Ended
Jan. 31, 2013
Earnings Per Share [Abstract]
Net Income Per Common Share
Note 2. Net Income Per Common Share
Basic income per common share from continuing operations attributable to Walmart is based on the weighted-average common shares outstanding during the relevant period. Diluted income per common share from continuing operations attributable to Walmart is based on the weighted-average common shares outstanding during the relevant period adjusted for the dilutive effect of outstanding stock options and other share-based awards. The Company had approximately 37 thousand, 1 million and 4 million stock options and other share-based awards outstanding that were antidilutive and not included in the calculation of diluted income per common share from continuing operations attributable to Walmart for fiscal 2013, 2012 and 2011, respectively.
The following table provides a reconciliation of the numerators and denominators used to determine basic and diluted income per common share from continuing operations attributable to Walmart:

	Fiscal Years Ended January 31,
(Amounts in millions, except per share data)	2013	2012	2011
Numerator
Income from continuing operations	$17,756	$16,454	$15,959
Less consolidated net income attributable to noncontrolling interest	(757)	(688)	(604)
Income from continuing operations attributable to Walmart	$16,999	$15,766	$15,355

Denominator
Weighted-average common shares outstanding, basic	3,374	3,460	3,656
Dilutive impact of stock options and other share-based awards	15	14	14
Weighted-average common shares outstanding, diluted	3,389	3,474	3,670

Income per common share from continuing operations attributable to Walmart
Basic	$5.04	$4.56	$4.20
Diluted	5.02	4.54	4.18